UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2008

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

401 City Avenue, Suite 809
Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

                On May 6, 2008, Entercom Communications Corp. (the “Company”) issued a press release (the “Press Release”) announcing updated first quarter 2008 results.  Such results have been updated to reflect events occurring after the release of preliminary financial results for the first quarter of 2008 on April 24, 2008.  Specifically, the Company announced the following updated results for the first quarter of 2008:

                •              net revenues of $95.4 million;

                •              station operating expenses of $64.1 million;

                •              operating income of $27.1 million;

                —              income from continuing operations of $9.2 million; and

                •              net income of $5.2 million.

                The previously announced financial results were updated to reflect a court ruling in a pending litigation matter which occurred subsequent to the Company’s previous earnings announcement.  Specifically, on April 30, 2008, the Company received notice that the California Superior court ruled on the distribution of interest income on certain funds held in escrow since 2003 in connection with the Company’s acquisition of KWOD in Sacramento California.  The Company’s estimate of its share of interest income differed from the allocation as determined by the court.  As a result of this ruling, the Company increased reported interest expense in the first quarter by $0.9 million ($0.5 million net of tax benefit).

                A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The information in this Current Report on Form 8-K and the Exhibit attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.      Exhibits

(c)           Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Title

99.1	Entercom Communications Corp.’s Press Release, issued May 6, 2008.

SIGNATURE

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/s/ Stephen F. Fisher
Stephen F. Fisher
Executive Vice President - Operations and
Chief Financial Officer

Dated: May 6, 2008

EXHIBIT INDEX

Exhibit No.	Title

99.1	Entercom Communications Corp.’s Press Release, issued May 6, 2008.